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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 14, 2003

TREK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32491	75-2416059
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4925 Greenville Avenue Suite 955 Dallas, Texas	75206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (214) 373-0318

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Item 9. Regulation FD Disclosure.

          Attached as Exhibit 99.1 is the certification of Michael E. Montgomery, our President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board under Section 906 of the Sarbanes-Oxley Act of 2002 ( the "Certification"). The Certification accompanied as correspondence to the Securities and Exchange Commission the filing of our Annual Report on Form 10-QSB for the fiscal quarter ended December 31, 2002 on February 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREK RESOURCES INC.

By: /s/ Michael E. Montgomery
	Name:	Michael E. Montgomery
Dated: February 14, 2003	Title:	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

99.1

Certification of Michael E. Montgomery, President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Trek Resources, Inc., dated February 14, 2003, relating to Trek's Annual Report on Form 10-QSB for the fiscal quarter ended December 31, 2002.